                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           AMERICA SERVICE GROUP INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           AMERICA SERVICE GROUP INC.

                               105 WESTPARK DRIVE
                                   SUITE 300
                           BRENTWOOD, TENNESSEE 37027

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
America Service Group Inc.:

     The Annual Meeting of Stockholders of America Service Group Inc. will be held at the NationsBank Plaza, Third Floor, 414 Union Street, Nashville, Tennessee, on Tuesday, May 19, 1998, at 10:00 a.m., local time, to consider and vote on:

          1. The election of directors for the ensuing year;

          2. The ratification of the appointment of Ernst & Young LLP as independent auditors for 1997;

          3. An amendment to the Company's Amended Incentive Stock Plan which increases the shares issuable pursuant to the Plan to 1,482,500 shares; and

          4. Such other matters as may properly come before the meeting or any adjournments thereof.

     The close of business on March 25, 1998, has been fixed as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be maintained during the ten-day period preceding the meeting at the offices of NationsBank of Tennessee in Nashville, Tennessee. Your attention is directed to the proxy statement accompanying this notice.

     You are cordially invited to attend the Annual Meeting in person. EVEN IF YOU PLAN TO ATTEND IN PERSON, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. You may revoke your proxy at any time prior to its use.

                                           By Order of the Board of Directors,

                                           /s/ Michael Catalano

                                           MICHAEL CATALANO
                                           Secretary

Brentwood, Tennessee
April 8, 1998

                           AMERICA SERVICE GROUP INC.

                         105 WESTPARK DRIVE, SUITE 300
                           BRENTWOOD, TENNESSEE 37027

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 19, 1998

                             ---------------------

     This Proxy Statement is furnished to the holders of shares of the $.01 par value per share Common Stock (the "Common Stock") of America Service Group Inc. (the "Company") in connection with the solicitation by the Company's Board of Directors of proxies for use at the Annual Meeting of Stockholders to be held at the NationsBank Plaza, Third Floor, 414 Union Street, Nashville, Tennessee, on May 19, 1998, at 10:00 a.m. local time, and at any adjournments thereof (the "1998 Annual Meeting"). It is anticipated that this Proxy Statement and accompanying form of proxy will be first sent to stockholders on or about April 8, 1998.

     The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, certain officers and employees of the Company, who will receive no compensation for their services other than their regular salaries, may solicit proxies in person or by telephone or telegraph. The Company may also make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy material to their principals at the Company's expense. The Company has retained Chase Mellon Shareholder Services to aid in solicitation of proxies at a fee of approximately $6,500, plus certain expenses.

                               VOTING PROCEDURES

VOTING STOCK

     Only holders of record of the Company's Common Stock, as of the close of business on March 25, 1998 (the "Record Date") will be entitled to vote at the 1998 Annual Meeting. The Company had outstanding 3,528,645 shares of Common Stock on the Record Date, each share being entitled to one vote on each matter submitted to the stockholders.

     Stockholders who do not expect to attend the 1998 Annual Meeting are urged to execute and return the enclosed proxy card promptly. Any stockholder signing and returning a proxy may revoke the same at any time prior to the voting of the proxy by giving written notice to the Secretary of the Company or by voting in person at the meeting. All properly executed proxy cards delivered by stockholders and not revoked will be voted at the 1998 Annual Meeting in accordance with the directions given. With respect to the proposal regarding election of directors, stockholders may (a) vote in favor of all nominees, (b) withhold their votes as to all nominees, or (c) withhold their votes as to specific nominees by so indicating in the appropriate space on the enclosed proxy card. With respect to each other proposal being submitted to the stockholders for their consideration, stockholders may (i) vote "FOR" such proposal, (ii) vote "AGAINST" such proposal, or (iii) abstain from voting on such proposal. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" the election of all nominees for director, "FOR" the appointment of Ernst & Young LLP as independent accountants, and "FOR" the proposal to ratify the amendment to the Company's Amended Incentive Stock Plan (the "Amendment"). Management knows of no other matters that may come before the meeting for consideration by the stockholders. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy card as proxies will vote upon such matters in accordance with their judgment.

QUORUM AND VOTING REQUIREMENTS

     A quorum at the Annual Meeting will consist of a majority of the votes entitled to be cast by the holders of all shares of Common Stock that are outstanding and entitled to vote. A plurality of the votes entitled to be cast by the holders of all shares of Common Stock that are present at the Annual Meeting and entitled to vote will be necessary to elect the director-nominees listed herein. A majority of the votes entitled to be cast by the holders of all shares of Common Stock that are present at the meeting and entitled to vote will be necessary to ratify the appointment of Ernst & Young LLP as independent auditors, and to adopt the amendment to the Plan. Abstentions and proxies relating to "street name" shares for which brokers have not received voting instruction from the beneficial owner ("Broker Non-Votes") are counted in determining whether a quorum is present. With respect to all matters submitted to the stockholders for their consideration, other than the election of directors, abstentions will be counted as part of the total number of votes cast on such proposals in determining whether the proposals have received the requisite number of favorable votes, whereas Broker Non-Votes will not be counted as part of the total number of votes cast on such proposals. Thus abstentions will have the same effect as votes against any given proposal, whereas Broker Non-Votes will have no effect in determining whether any given proposal has been approved by the stockholders. In the election of directors, the nominees receiving the highest number of votes will be elected. Therefore, withholding authority to vote for a director nominee will have no effect.

          INFORMATION AS TO DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The following table sets forth certain information, including ownership of the Company's Common Stock, as of March 25, 1998, with respect to: (i) each director or nominee; (ii) each executive officer; and (iii) all directors and executive officers as a group.

                                      PRINCIPAL OCCUPATION OR
                                    EMPLOYMENT (BY THE COMPANY   DIRECTOR    NUMBER OF SHARES OF
NAME AND AGE                        UNLESS OTHERWISE INDICATED)   SINCE     COMMON STOCK OWNED(1)     PERCENTAGE
------------                        ---------------------------  --------   ---------------------     ----------
Thomas F. Bogan, 46...............  Vice President and General     1993             20,600               *
                                    Manager of FQA Business
                                    Unit, a division of
                                    Rational Software, since
                                    April 1997; President and
                                    Chief Executive Officer of
                                    FQA, Inc. from January to
                                    May 1997; President and
                                    Chief Executive Officer,
                                    Pacific Data Products Co.,
                                    Inc., supplier of data
                                    communications products,
                                    from 1993 to 1996;
                                    President and Chief
                                    Executive Officer of Avatar
                                    Corporation, a supplier of
                                    computer products from 1987
                                    to 1993.
Jack O. Bovender, Jr., 51(2)......  President and Chief Operat-    1996             29,000               *
                                    ing Officer of Colum-
                                    bia/HCA Healthcare
                                    Corporation since August
                                    1997; retired from 1994 to
                                    August 1997; Executive Vice
                                    President and Chief Operat-
                                    ing Officer of Hospital
                                    Corporation of America from
                                    1992 through 1994; Eastern
                                    Group President of Hospital
                                    Corporation of America from
                                    1987 through 1992.
William D. Eberle, 74(3)..........  Chairman of the Board of       1991             45,000                1.3%
                                    the Company since March
                                    1995; Chairman, Manchester
                                    Associates, Ltd., an
                                    international consulting
                                    company, since 1977, and of
                                    counsel to Kaye Scholer,
                                    Fierman, Hays & Handler, a
                                    law firm, since 1993.
John W. Gildea, 54(4).............  Managing Director, Gildea      1986             35,115               *
                                    Management Co., an invest-
                                    ment management company.
Carol R. Goldberg, 67(5)..........  President, AVCAR Group,        1991             19,000               *
                                    Ltd., a management consult-
                                    ing firm.

                                      PRINCIPAL OCCUPATION OR
                                    EMPLOYMENT (BY THE COMPANY   DIRECTOR    NUMBER OF SHARES OF
NAME AND AGE                        UNLESS OTHERWISE INDICATED)   SINCE     COMMON STOCK OWNED(1)     PERCENTAGE
------------                        ---------------------------  --------   ---------------------     ----------
Douglas L. Jackson, 51............  President, Di/Mac Technolo-    1986             85,155                2.4%
                                    gies, Inc. since 1996;
                                    Chairman, Legacy Fine
                                    Jewelry Company, Inc., from
                                    1994 to 1995; Chairman of
                                    the Board of the Company
                                    from 1987 to 1992; private
                                    investor from 1991 to 1993.
Scott L. Mercy, 36................  President and Chief Execu-     1996            361,000(6)            10.2%
                                    tive Officer of the Company
                                    since April 1, 1996; Senior
                                    Vice President -- Financial
                                    Operations of Colum-
                                    bia/HCA Healthcare Corpo-
                                    ration from 1994 through
                                    1995; Vice President -- Fi-
                                    nancial Operations and
                                    Director -- Financial
                                    Operations Support of
                                    Hospital Corporation of
                                    America from 1987 to 1994.
OTHER EXECUTIVE OFFICERS(7)
Michael Catalano, 46..............  Executive Vice President of      --             24,700               *
                                    Development, General Coun-
                                    sel and Secretary of the
                                    Company since July 1996;
                                    Senior Vice President
                                    Planning and Development
                                    and Chief Legal Counsel of
                                    Magellan Health Services,
                                    Inc. (formerly Charter
                                    Medical Corporation) from
                                    1989 through February 1996.
Gerard F. Boyle, 43...............  Executive Vice President of      --                  0               *
                                    the Company since March
                                    1998; President and Chief
                                    Executive Officer of Prison
                                    Health Services, Inc. since
                                    March 1998; Vice President
                                    of Operations of EMSA -- a
                                    division of MedPartners,
                                    Inc. and InPhyNet Medical
                                    Management, Inc. from
                                    September 1996 to February
                                    1998; Vice President and
                                    Administrator of Sales for
                                    EMSA Correctional Care,
                                    Inc. from July 1994 to
                                    August 1996; Regional
                                    Administrator for
                                    Operations (Southeast Vir-
                                    ginia) for EMSA Correc-
                                    tional Care, Inc. from
                                    January 1993 to July 1994.

                                      PRINCIPAL OCCUPATION OR
                                    EMPLOYMENT (BY THE COMPANY   DIRECTOR    NUMBER OF SHARES OF
NAME AND AGE                        UNLESS OTHERWISE INDICATED)   SINCE     COMMON STOCK OWNED(1)     PERCENTAGE
------------                        ---------------------------  --------   ---------------------     ----------
Bruce A. Teal, 36.................  Senior Vice President and        --              6,667               *
                                    Chief Financial Officer of
                                    the Company since February,
                                    1998; Vice President, Con-
                                    troller and Treasurer of
                                    the Company from December
                                    1996 to February, 1998;
                                    Vice President of Financial
                                    Operations of Vendell
                                    Healthcare from October
                                    1992 to November 1996.
All Directors and executive
  officers as a group (10
  persons)........................                                                 601,537               17.0%

---------------

  * Less than 1%
(1) Includes the following shares subject to options exercisable presently or within 60 days: Mr. Bogan, 19,000 shares; Mr. Bovender, 19,000 shares; Mr. Eberle, 44,000 shares; Mr. Gildea, 34,000 shares; Ms. Goldberg, 19,000 shares; Mr. Jackson, 64,000 shares; Mr. Mercy, 175,000 shares; Mr. Catalano, 20,000 shares; Mr. Teal, 5,667 shares; and all directors and executive officers as a group 411,000 shares.
(2) Mr. Bovender also serves on the Boards of Directors of Southcap, Princeps, Behavioral Healthcare Corporation and American Retirement Corporation. His shares include 4,000 shares held in trust for the benefit of his son, beneficial ownership of which he disclaims.
(3) Mr. Eberle also serves on the Boards of Directors of Ampco-Pittsburgh Corporation, Barry's Jewelers, Inc., Mitchell Energy & Development Corporation, Sirrom Capital Corporation, FAC Realty Trust, Inc., and Showcase Entertainment, Inc.
(4) Mr. Gildea also serves on the Boards of Directors of General Chemical, FAC Realty Trust, Inc., and Barry's Jewelers, Inc.
(5) Ms. Goldberg also serves on the Board of Directors of The Gillette Company; Barry's Jewelers, Inc. and Selfcare, Inc.
(6) Includes 146,000 shares of Common Stock purchased by Mr. Mercy from ASG, 40,000 shares of Common Stock issued under his Employment Agreement (which are presently held in the name of his spouse and beneficial ownership of which he disclaims), and options to purchase 175,000 shares of Common Stock. The shares of Common Stock purchased by Mr. Mercy and the shares of Common Stock issued under his employment agreement are subject to certain repurchase rights in favor of the Company and Mr. Mercy. See "Executive Compensation -- Employment Agreements."
(7) Jeffery J. Bairstow served as Chief Operating Officer of the Company from November 1996 to February 1998. As of March 25, 1998, Mr. Bairstow beneficially owned 25,000 shares of Common Stock.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock, as of March 25, 1998, by each person who was known by the Company to own beneficially more than 5% of the Company's Common Stock as of such date, based on information furnished to the Company. Except as otherwise indicated, each person has sole voting and dispositive power with respect to the shares beneficially owned by such person.

                                                                    SHARES            % OF SHARES
NAME AND ADDRESS                                              BENEFICIALLY OWNED      OUTSTANDING
----------------                                              ------------------      -----------
Scott L. Mercy..............................................       361,000(1)            10.2%
  105 Westpark Drive, Suite 300
  Brentwood, Tennessee 37027
A group comprised of North American Private Equity Fund II,
  North American II Entrepreneurs' Fund, Grid Venture
  Partners, Inc., and Ronald L. Chez........................       336,434(2)             9.5%
  1603 Orrington Avenue, Suite 2050
  Evanston, Illinois 60201
Value Partners, Ltd.........................................       332,175(3)             9.4%
  4600 Texas Commerce Tower West
  2200 Rose Avenue
  Dallas, Texas 75201
Frontier Capital Management Company, Inc....................       194,670(4)             5.5%
  99 Summer Street
  Boston, Massachusetts 02110
Sirach Capital Management, Inc..............................       201,000(5)             5.7%
  3323 One Union Square
  Seattle, Washington 98101
A group comprised of Sandera Partners, L.P., Sandera Capital
  Management, L.L.C., Sandera Capital, L.L.C., John A.
  Bricker, Jr., Hunt Financial Partners, L.P. (collectively, the "Sandera Group"), and Newcastle Partners, L.P. and
  Mark Schwartz (collectively, the "Newcastle Group")(7)....       181,700(6)             5.1%

---------------

(1) Includes 146,000 shares of Common Stock purchased by Mr. Mercy from ASG, 40,000 shares of Common Stock issued under his Employment Agreement (which are presently held in the name of his spouse and beneficial ownership of which he disclaims), and options to purchase 175,000 shares of Common Stock. The shares of Common Stock purchased by Mr. Mercy and the shares of Common Stock issued under his employment agreement are subject to certain repurchase rights in favor of the Company and Mr. Mercy. See "Executive Compensation -- Employment Agreements."
(2) Based upon an Amendment No. 2 to Schedule 13D filed with the Securities and Exchange Commission ("SEC") on May 2, 1995, North American Private Equity Fund II beneficially owns 192,776 shares of Common Stock and has sole voting and investment power with respect to such shares; North American II Entrepreneurs' Fund beneficially owns 20,622 shares of Common Stock and has sole voting and dispositive power with respect to such shares; Grid Venture Partners, Inc. beneficially owns 24,036 shares of Common Stock and has sole voting and dispositive power with respect to such shares; and Ronald L. Chez owns 99,000 shares of Common Stock and has sole voting and investment power with respect to such shares. The reporting persons have disclaimed membership in a group under item 2(b) of Schedule 13D.
(3) Based upon a Schedule 13G filed with the SEC on January 20, 1998. According to such Schedule 13G, Ewing & Partners is the general partner of Value Partners, Ltd. Timothy G. Ewing and Ewing Asset Management, Inc. are the general partners of Ewing & Partners and may be deemed to share the power to dispose of and to vote the shares held by Value Partners, Ltd.

(4) Based upon a Schedule 13G filed with the SEC on February 27, 1998.
(5) Based upon a Schedule 13G filed with the SEC on January 28, 1998.
(6) Based upon a Schedule 13G filed with the SEC on March 16, 1998, the Sandera Group beneficially owns 177,700 shares of Common Stock, Newcastle Partners L.P. beneficially owns 4,000 shares and Mark Schwartz beneficially owns 181,700 shares.
(7) The address of each member of the Sandera Group is 1601 Elm Street, Suite 4000, Dallas, Texas 75205. The address of each member of the Newcastle Group is 4650 Cole Avenue, Suite 331, Dallas, Texas 75205.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and the three most highly compensated executive officers other than the CEO (the "Named Executives") for each of the years 1997 and 1996. None of such individuals was employed by the Company prior to 1996.

                                          ANNUAL COMPENSATION                   LONG-TERM
                                    --------------------------------          COMPENSATION
                                                           OTHER         -----------------------
NAME AND PRINCIPAL                                         ANNUAL        RESTRICTED     STOCK         ALL OTHER
POSITION                     YEAR    SALARY    BONUS    COMPENSATION      STOCK($)    OPTIONS(#)   COMPENSATION(1)
------------------           ----   --------   ------   ------------     ----------   ----------   ---------------
Scott L. Mercy.............  1997   $190,000   $   --     $    --              --           --         $16,533
  President and Chief        1996    138,846       --          --         350,000      175,000           9,223
  Executive Officer(2)
Michael Catalano...........  1997   $165,500   $   --     $56,000(3)           --           --         $13,384
  Executive Vice             1996     83,077       --          --              --       60,000           4,452
  President of Development,
  General Counsel and
  Secretary(4)
Jeffrey J. Bairstow........  1997   $174,461   $   --     $    --              --           --         $ 9,841
  Chief Operating            1996     22,884    5,000          --              --       75,000           1,259
  Officer(5)
Bruce A. Teal(6)...........  1997   $115,000   $   --     $    --              --           --         $   102
  Senior Vice President      1996      4,423       --          --              --       17,000               9
  and Chief Financial
  Officer

---------------

(1) Includes matching contributions by the Company to its 401(k) Profit Sharing and life and health insurance premiums paid by the Company on behalf of the Named Executives.
(2) Mr. Mercy became President and Chief Executive Officer of the Company on April 1, 1996.
(3) Represents reimbursement for relocation costs.
(4) Mr. Catalano became Executive Vice President of Development, General Counsel and Secretary of the Company on July 12, 1996.
(5) Mr. Bairstow became Chief Operating Officer of the Company on November 1, 1996. Mr. Bairstow resigned his position with the Company on February 13, 1998.
(6) Mr. Teal became Vice President, Controller and Treasurer of the Company on December 10, 1996. Mr. Teal became Senior Vice President and Chief Financial Officer of the Company on February 20, 1998.

STOCK OPTION GRANTS AND VALUES

     The Company did not award any stock option grants to the Named Executives during 1997.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                  VALUES TABLE

     The following table sets forth certain information with respect to option exercises by the Named Executives during 1997 and the value of options owned by the Named Executives at December 31, 1997.

                                                                     NUMBER OF
                                                                    SECURITIES
                                                                    UNDERLYING       VALUE OF UNEXERCISED
                                                                UNEXERCISED OPTIONS  IN-THE-MONEY OPTIONS
                                                                   AT FY-END(#)         AT FY-END($)(1)
                                      SHARES                    -------------------  ---------------------
                                    ACQUIRED ON      VALUE         EXERCISABLE/          EXERCISABLE/
NAME                                EXERCISE(#)   REALIZED($)      UNEXERCISABLE         UNEXERCISABLE
----                                -----------   -----------   -------------------  ---------------------
Scott L. Mercy....................        --        $   --           175,000/0       $1,104,250/0
Michael Catalano..................        --            --         20,000/40,000         38,700/77,400
Jeffrey J. Bairstow...............        --            --         25,000/50,000        143,675/287,350
Bruce A. Teal.....................        --            --         5,610/11,390          32,243/65,458

---------------

(1) Based on the closing price of the Company's Common Stock on the Nasdaq National Market System on December 31, 1997 of $15.06 per share.

EMPLOYMENT AGREEMENTS

     Scott L. Mercy has been employed as President and Chief Executive Officer of the Company since April 1, 1996 pursuant to an employment agreement, which was amended on June 30, 1997 (the "Mercy Agreement"), which establishes a minimum annual base salary of $190,000 through December 31, 1998, an annual bonus based upon performance objectives, and such additional compensation as may be determined from time to time. Pursuant to the Mercy Agreement, Mr. Mercy purchased 146,000 shares of Common Stock from the Company at $8.75 per share, the mean between the high and low sale prices for the Company's Common Stock on April 1, received 40,000 shares as a restricted stock award under the Company's Incentive Stock Plan, and was awarded options to purchase 175,000 additional shares of Common Stock, at $8.75 per share. The Mercy Agreement provides that restricted stock and stock options vest in installments over four years, or earlier in one-third installments when the closing price of the Common Stock reaches $12, $14 and $16, respectively. Mr. Mercy's restricted stock and stock options vested in 1996 when the closing price of the Common Stock exceeded $16 per share. Mr. Mercy will have the right to require the Company to purchase (and the Company will have the right to require Mr. Mercy to sell ), at a price not less than $9.90 per share, the purchased shares and the award shares, but not the option shares, in the event of a change in control of the Company or upon Mr. Mercy's termination of employment. The Mercy Agreement provides for an initial employment term through December 31, 1998, one-year extensions thereafter unless either party elects to terminate the agreement, and an automatic extension in the event of a change in control. Upon termination, including termination following a change in control, Mr. Mercy or his estate, is entitled to two and one-half year's compensation and Mr. Mercy is subject to certain non-competition and confidentiality commitments. The Employment Agreement also provides that the Board of Directors shall take all necessary actions to ensure that Mr. Mercy is slated as a management nominee to the Board during his employment.

     Michael Catalano has been employed as Executive Vice President of Development, General Counsel and Secretary of the Company since July 12, 1996 pursuant to an employment agreement (the "Catalano Agreement") which establishes a minimum annual base salary of $160,000 and such additional compensation as may be determined by the Compensation Committee from time to time. The Catalano Agreement may be terminated by either party upon thirty days notice. On July 12, 1996, the Company awarded to Mr. Catalano options to purchase 60,000 shares of Common Stock at an exercise price of $13.125 per share pursuant to the Company's Amended Incentive Stock Plan. The stock options vest ratably on each of the succeeding three anniversaries of the date of the options and shall be exercisable for a period of ten years from the date of the grant. If there is a change of control of the Company, all unexercised stock options granted to Mr. Catalano under the Company's Amended Incentive Stock Plan shall accelerate and immediately vest. Also, in the event of a termination without cause, including termination following a change in control, Mr. Catalano's options shall vest and his annual base salary as of the date of his termination shall be continued for one year following such termination date.

     On February 20, 1998, Bruce Teal entered into an employment agreement (the "Teal Agreement") with the Company pursuant to which he was appointed Senior Vice President and Chief Financial Officer of the Company. Mr. Teal had been serving as Vice President, Controller and Treasurer of the Company since December 1996; however, the Company and Mr. Teal had not entered into an employment agreement for his service in that capacity. The Teal Agreement provides for an annual base salary of $160,000 and such additional compensation as may be determined by the Compensation Committee from time to time. The Teal Agreement may be terminated by either party upon thirty days notice. On December 18, 1996, the Company awarded to Mr. Teal options to purchase 17,000 shares of Common Stock at an exercise price of $9.3125 per share pursuant to the Company's Amended Incentive Stock Plan. The stock options vest ratably on each of the succeeding three anniversaries of the date of the options and shall be exercisable for a period of ten years from the date of the grant. If there is a change of control of the Company, all unexercised stock options granted to Mr. Teal under the Company's Amended Incentive Stock Plan shall accelerate and immediately vest. Also, in the event of a termination without cause, including termination following a change in control, Mr. Teal's options shall vest and his annual base salary as of the date of his termination shall be continued for one year following such termination date.

     Jeffrey Bairstow was employed as Chief Operating Officer of the Company from November 1996 to February 1998 pursuant to an employment agreement (the "Bairstow Agreement") which established an annual base salary of $170,000 and provided for additional compensation as determined from time to time by the Compensation Committee.

COMPENSATION OF DIRECTORS

     During 1997, the Company granted each non-employee Director options to purchase 4,000 shares of the Company's Common Stock at an exercise price of $10.625 per share for serving on the Board and its committees. The Chairman of the Board of Directors of the Company, Mr. William D. Eberle, received an additional $25,000 for his service to the Company in such capacity. Directors who are also employees of the Company receive no additional compensation from the Company for attendance at Board or committee meetings. Under the terms of the Company's Amended Incentive Stock Plan, any person who is not an employee or independent contractor of the Company, and who becomes a Director will receive an option to purchase 15,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Common Stock on the date such person becomes a Director. Such options will vest with respect to 25% of the shares covered thereby on each successive anniversary of the date of grant.

CERTAIN TRANSACTIONS

     There are no relationships or transactions to disclose pursuant to Item 404 of Regulation S-K.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee (the "Committee") of the Board of Directors consists of five non-employee members of the Board of Directors. The Incentive Stock Committee (the "Stock Committee"), which is responsible for administering the Company's Amended Incentive Stock Plan, is comprised of Ms. Goldberg, Mr. Jackson, Mr. Bogan, Mr. Gildea and Mr. Bovender.

EXECUTIVE COMPENSATION POLICIES

     Generally, the Company's executive compensation program is designed to be competitive with that offered by other companies against which the Company competes for executive resources. At the same time, the Company links a significant portion of executive compensation to the achievement of the Company's short and long-term financial and strategic objectives and to the performance of the Company's Common Stock. The Company's executive compensation program consists of three primary elements: base salary, annual incentive bonus and stock options or other stock benefits. Base salary is intended to be competitive in the marketplace. However, although the Committee considers competitive data, salaries are determined subjectively by the Committee rather than by reference to any specific target group of companies. Base salary is reviewed at a minimum annually and adjusted based on changes in competitive pay levels, the executive's performance as measured against individual, business group, and Company-wide goals, as well as changes in the executive's role in the Company. The Committee awards incentive bonuses to the Named Executives based on the achievement of certain targets and objectives which are set at the beginning of each year. The Company does not make annual stock option or other stock benefit grants to all executives. Rather, the Stock Committee determines each year which, if any, executives will receive benefits, based on individual performance and each executive's existing stock option position.

EXECUTIVE OFFICER COMPENSATION

     During 1996, the Company replaced all of its executive officers. The persons recruited to become the Chief Executive Officer, Chief Operating Officer and Executive Vice President and General Counsel of the Company entered into employment agreements with the Company during 1996. The base compensation, incentive bonus and stock option agreements entered into by the Company with such individuals were determined by arm's-length negotiations between the Compensation Committee and other members of the Board of Directors and such individuals. Compensation of these executive officers during 1997 was based on the employment agreements entered into with such executive officers during 1996. The Company did not enter into an employment agreement in 1996 with the individual recruited to become Vice President, Controller and Treasurer of the Company. The terms of such individual's employment with the Company were determined by arm's length negotiations by the Committee and officers of the Company and such individual. The Compensation Committee believes that the specific base compensation, incentive bonus and stock option arrangements were necessary to attract management of the caliber sought by the Board. Future adjustments of such arrangements will be made in accordance with the general principles outlined above.

     The Company did not pay bonuses to any of its executive officers during 1997 because the Company's performance did not meet the performance targets established by the Board for the year. The Company did not award stock options to its executive officers during 1997 other than those awarded to individuals recruited to become executive officers during the year.

COMPENSATION OF THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

     On April 1, 1996, Scott L. Mercy entered into an employment agreement with the Company as described above. See "Executive Compensation -- Employment Agreements." The terms of the agreement, including the restricted stock awards and stock options issued pursuant to the agreement, were approved by the Committee, the Stock Committee and subsequently by the stockholders. The employment agreement provides for the payment of an annual bonus to Mr. Mercy in an amount to be determined by the Compensation Committee based upon the performance of the Company against defined objectives. The target amount of the bonus is an amount equal to Mr. Mercy's base compensation; in no event shall the annual bonus exceed an amount equal to twice Mr. Mercy's base salary. Amounts less than the target amount may be paid for performance less than the pre-approved performance targets, and cash bonuses in excess of the target amount will be paid for performance in excess of the pre-approved targets, or otherwise at the discretion of the Committee. Mr. Mercy did not receive a bonus for 1997. The Committee believes that the incentive bonus provisions of Mr. Mercy's employment agreement create an appropriate relationship between Mr. Mercy's level of compensation and the Company's performance.

     This report by the Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such Acts.

                                          Respectfully submitted by
                                          The Compensation Committee:

                                          CAROL R. GOLDBERG, Chair
                                          THOMAS F. BOGAN
                                          WILLIAM D. EBERLE
                                          JOHN W. GILDEA
                                          DOUGLAS L. JACKSON
                                          JACK O. BOVENDER, JR.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee at any time during the last fiscal year served as an officer of, or was employed by, the Company. Furthermore, none of the executive officers of the Company currently serves as a director or member of the compensation committee of any other entity or any other committee of the board of directors of another entity performing similar functions.

                               PERFORMANCE GRAPH

     The following graph sets forth the total return (stock price plus dividends) on a $100 investment in each of (i) the Company's Common Stock, (ii) the Wilshire 5000 Index and (iii) the NASDAQ Health Care Services Index, from December 31, 1992 through December 31, 1997. The NASDAQ Health Care Services Index is produced by the Center for Research in Securities Prices, University of Chicago.

                           AMERICA SERVICE GROUP INC.

                            STOCK PERFORMANCE GRAPH

                                                         NASDAQ HEALTH
        MEASUREMENT PERIOD           AMERICA SERVICE     CARE SERVICES      WILSHIRE 5000
      (FISCAL YEAR COVERED)            GROUP INC.            INDEX              INDEX
12/31/92                                         $100               $100               $100
12/31/93                                           59                115                111
12/31/94                                          105                124                111
12/31/95                                          160                157                152
12/31/96                                          215                157                184
12/31/97                                          317                160                241

                     ELECTION OF DIRECTORS (PROPOSAL NO. 1)

     A board of six directors will be elected at the 1998 Annual Meeting. The Board of Directors has nominated: Thomas F. Bogan, William D. Eberle, John W. Gildea, Carol R. Goldberg, Jack O. Bovender, Jr. and Scott L. Mercy to serve as directors until the next annual meeting of stockholders or until their successors are elected and qualified. Each of the nominees is currently a member of the Board of Directors. Each nominee has consented to serve on the Board until the next annual meeting of stockholders or until his or her successor is duly elected and qualified. If any of the nominees should be unable to serve for any reason (which management has no reason to anticipate at this time), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies in the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or eliminate the vacancy. The affirmative vote of holders of a plurality of the issued and outstanding shares of Common Stock having voting power present, in person or by proxy, at the 1998 Annual Meeting is required to elect the persons nominated.

     Mr. Mercy, the President and Chief Executive Officer of the Company, has entered into an Employment Agreement with the Company. Such Employment Agreement provides, among other things, that the Board shall, during the term of such Employment Agreement, take all necessary steps to ensure that Mr. Mercy is slated as a management nominee to the Board. See "Executive
Compensation -- Employment and Severance Agreements."

     The Board of Directors recommends a vote FOR each nominee for director.

    RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS (PROPOSAL NO. 2)

     The Board of Directors appointed Ernst & Young LLP as independent accountants of the Company for 1997. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders for ratification. A representative of Ernst & Young LLP is expected to attend the 1998 Annual Meeting. Such representative will be given the opportunity to make a statement and will be available to respond to appropriate questions.

     On October 4, 1996, the Company dismissed Price Waterhouse LLP as its independent accountants. The Company's Audit Committee participated in and approved the decision to change independent accountants. The reports of Price Waterhouse LLP on the financial statements for the two fiscal years prior to the year of dismissal contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with audits for the two fiscal years prior to the year of dismissal and through October 4, 1996, there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused them to make reference thereto in their report on the financial statements for such years. During the two fiscal years prior to the year of dismissal and through October 4, 1996, there were no "reportable events" (as defined in the rules of the Securities and Exchange Commission).

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting at the 1998 Annual Meeting is required to adopt the proposal. The Board of Directors has also appointed Ernst & Young LLP as independent accountants of the Company for 1997. If the proposal is not adopted, the Board of Directors may reconsider the appointment.

     The Board of Directors recommends a vote FOR this proposal.

        AMENDMENT TO THE COMPANY'S INCENTIVE STOCK PLAN (PROPOSAL NO. 3)

     At the 1998 Annual Meeting, the stockholders will be asked to approve an amendment (the "Amendment") to the Company's Amended and Restated Incentive Stock Plan (the "Plan") increasing the number of shares of Common Stock authorized under the Plan from the 1,182,500 previously authorized to 1,482,500 shares. The Company is proposing the amendment to the Plan because, at December 31, 1997, only 75,750 shares were available for grants. Additional shares are needed in order for the Company to continue to offer long-term incentive compensation to its employees, independent contractors and newly elected directors and to align their interests with those of stockholders. Set forth below is a summary of the material provisions of the Plan. The summary is qualified by reference to the actual text of the Plan which reflects the Amendment and is attached hereto as Exhibit A.

     The Plan currently authorizes the award of benefits covering 1,182,500 shares. As of December 31, 1997, options for 585,950 shares had been exercised of which 113,500 shares had been restored to the Plan. In addition, 40,000 stock awards and options for 594,300 shares were outstanding, leaving a balance of 75,750 shares available for new awards. By increasing the shares reserved under the Plan from the 1,182,500 shares presently reserved to 1,482,500 shares, the proposed amendment adds 300,000 new shares. If there is a lapse, expiration, termination or cancellation of any option or right prior to the issuance of shares or the payment of the cash equivalent thereunder, or if shares are issued and thereafter are reacquired by the Company without consideration pursuant to rights reserved upon issuance thereof, those shares may again be used for new awards under the Plan.

     The Plan provides for the grant of options and other benefits to key employees, directors and independent contractors providing consulting services to the Company. "Key employees" are those employees who, in the opinion of the Stock Committee, have demonstrated a capacity for contributing a substantial measure to the success of the Company. As of April 1, 1998, 50 employees, six non-employee directors and no independent contractors held options under the Plan.

     Subject to the express provisions of the Plan, the Stock Committee is authorized to determine, among other things, the key employees and independent contractors to whom, and the times at which, options and other benefits are to be granted, the number of shares subject to each benefit and its term, and the applicable vesting schedule, except that no participant may receive options or stock appreciation rights for more than 250,000 shares in any year. An option to purchase 15,000 shares of the Company's Common Stock will be automatically granted to any person who is not an employee or independent contractor and who becomes a director of the Company in the future. The Stock Committee determines the exercise price, if any, of each benefit, but the exercise price for options may not be less than the fair market value of the Common Stock at the time the option is granted. Fair market value is determined by averaging the highest and lowest price of the Common Stock as reported on the NASDAQ National Market System on the date the option is granted. Options granted under the Plan may be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code ("Incentive Stock Options") or options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). All options granted to date under the Plan are Nonqualified Stock Options.

     Stock appreciation rights may be granted with respect to options granted concurrently or previously under the Plan. Each stock appreciation right will permit the holder thereof to receive cash or Common Stock (valued at fair market value) in an amount equal to a percentage, up to 100%, as set by the Stock Committee, of the difference between the fair market value on the date of exercise of the shares to which it relates and the option price thereof. Common Stock may also be awarded or issued at prices below fair market value, or without payment, as a bonus or as additional compensation for services to the Company. Such shares will be subject to restrictions on transferability for stated periods and/or forfeiture under stated circumstances. Such restrictions and risk of forfeiture will normally lapse at stated intervals or in the event indicated performance goals are not satisfied by stated dates.

     The Plan contains customary provisions with respect to adjustments for stock splits and similar transactions and rights of optionees upon mergers and other business combinations. Benefits may be granted in substitution, exchange or cancellation of benefits then held under the Plan and options may include a provisions for replacement options if options are exercised by the surrender of other shares of the Company. No benefit may be granted under the Amended Plan after March 1, 2006. Except for an annual limit of 250,000 options and stock appreciation rights which may be granted to any participant, the Plan does not limit the benefits issuable to any employee or other participant or the number of employees or other persons who may participate, and additional benefits may be granted to previous recipient of benefits.

     The Plan provides that awards shall not be transferable otherwise than by will or the laws of descent and distribution. The Stock Committee shall determine the treatment to be afforded to a participant in the event of termination of employment for any reason including death, disability or retirement. Notwithstanding the foregoing, the Stock Committee may permit the transferability of an award by a participant to members of the participant's immediate family or trusts or family partnerships for the benefit of such person.

     Generally, the Board of Directors of the Company may amend, modify or terminate the Plan at any time. Stockholder approval is required to increase materially the total number of shares which may be made subject to benefits under the Plan (except those attributable to adjustment as described above), to increase materially the benefits available under the Plan or to modify materially the requirements as to eligibility, or for any other change which may require stockholder approval for the Plan to remain qualified under Rule 16b-3 of the rules and regulations under the Securities Exchange Act of 1934.

     The mean between the high and low sale prices for the Company's Common Stock on April 6, 1998, as reported on the NASDAQ National Market System was $13.625 per share.

     The following summary describes the U.S. federal income tax consequences generally applicable to awards under the Plan:

          No income will be recognized by an optionee at the time of grant of an Incentive Stock Option or a Nonqualified Stock Option, and no corresponding deduction will be available to the Company at such time. On exercise of a Nonqualified Stock Option, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price will be taxable to the optionee as ordinary income and the Company will be entitled to a corresponding deduction. The subsequent disposition of shares acquired upon exercise of a Nonqualified Stock Option will ordinarily result in capital gain or loss to the optionee equal to the difference between the sales proceeds and the fair market value of the Common Stock on the date of exercise.

          On exercise of an Incentive Stock Option, the optionee will not recognize any income. However, for purposes of the alternative minimum tax, the exercise of an Incentive Stock Option will be treated as an exercise of a Nonqualified Stock Option and may result in an alternative minimum tax liability. The disposition of shares acquired upon exercise of an Incentive Stock Option will ordinarily result in capital gain or loss equal to the difference between the sales proceeds and the exercise price paid for the shares. However, if the optionee disposes of shares acquired upon exercise of an Incentive Stock Option within two years after the date of grant or one year after the date of exercise (a "Disqualifying Disposition"), the optionee will recognize ordinary income in the amount of the excess of the fair market value of the Common Stock on the date the option was exercised over the exercise price (or, in certain circumstances, the gain on sale, if less). The Company may be entitled to a deduction for the amount treated as ordinary income. Any excess of the amount realized by the holder on the Disqualifying Disposition over the fair market value of the shares on the date of exercise of the option will generally be treated as capital gain.

          The amount of any cash (or the fair market value of any Common Stock) received upon the exercise of a stock appreciation right will be includable in the recipient's ordinary income at the time of receipt.

          Unless a Section 83(b) election is made within 30 days of receipt, as described below, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are no longer subject to transfer restrictions or the risk of forfeiture. When either the transfer restrictions or the risk of forfeiture lapse, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of lapse over the amount paid, if any, for the shares. Under Section 83(b) of the Internal Revenue Code, a recipient may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the shares at the time of issuance over the amount paid, if any, for the shares. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the restrictions or risk of forfeiture will be included in the recipient's ordinary income as compensation at the time of receipt. The Company will generally be entitled to a deduction corresponding to the amount of ordinary income recognized by the recipient.

     The affirmative vote of a majority of the shares present in person or represented by proxy and voting at the 1998 Annual Meeting (including abstentions as present and voting, but excluding broker non-votes) is required to approve the Amended Plan.

     The Board of Directors recommends a vote FOR the approval of the Amended Plan.

                             ADDITIONAL INFORMATION

PROPOSALS FOR 1999 MEETING

     Any proposal of stockholders that are intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received at the Company's principal executive offices no later than December 9, 1998 and must comply with all other applicable legal requirements in order to be included in the Company's proxy statement and form of proxy for that meeting.

COMMITTEES AND MEETINGS

     The Board of Directors of the Company held nine meetings during the year ended December 31, 1997. The Audit Committee, which consists of Messrs. Bogan, Bovender, Eberle, Gildea and Jackson, and Ms. Goldberg, held one meeting during the year ended December 31, 1997. The functions of the Audit Committee are (i) to recommend the appointment of the Company's independent accountants, (ii) to meet periodically with the Company's management and its independent accountants on matters relating to the annual audit, internal controls, and accounting principles of the Company, and the Company's financial reporting and (iii) to review potential conflict of interest situations, where appropriate. The Compensation Committee, which consists of Messrs. Bogan, Bovender, Eberle, Gildea and Jackson, and Ms. Goldberg, held one meeting during the year ended December 31, 1997. The functions of the Compensation Committee are (i) to review and approve all employment and termination of executive officers, (ii) to monitor compensation of all management staff and (iii) to review and approve compensation of the Chief Executive Officer and other senior management. The Stock Committee, which consists of Messrs. Bogan, Bovender, Gildea and Jackson and Ms. Goldberg, held two meetings. The function of the Stock Committee is to administer the Company's Amended Incentive Stock Plan and the Employee Stock Purchase Plan. The Company does not have a standing nominating committee. The Executive Committee, which consists of Messrs. Mercy and Eberle, met four times during 1997. The function of the Executive Committee is to exercise all powers and authority of the Board of Directors in the management of the business and affairs of the Company except as may be limited by the Delaware General Corporation Law. During 1997, each director, except Mr. Bovender, attended more than 75% of all meetings of the Board of Directors and the committees on which he or she served.

ANNUAL REPORT

     The Company's 1997 Annual Report on Form 10-K is being mailed with this Proxy Statement. It is not to be deemed a part of the proxy solicitation material and is not incorporated herein by reference.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareowners are required by law to furnish the Company copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received and representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during 1997 except as noted below.

     In April 1997, Messrs. Bogan, Bovender, Eberle, Gildea, and Jackson and Ms. Goldberg were each granted options to purchase 4,000 shares of the Company's common stock. No Form 4's were filed with respect to these grants; however, the granting of these options has been reported on Form 5's filed with the Securities and Exchange Commission by each of the above-named persons on February 17, 1998.

                                                                       EXHIBIT A

                           AMERICA SERVICE GROUP INC.

                   AMENDED AND RESTATED INCENTIVE STOCK PLAN

     1. Purpose. The America Service Group Inc. Amended and Restated Incentive Stock Plan (the "Plan") is intended to provide incentives which will attract and retain highly competent persons as officers, key employees and non-employee directors of America Service Group Inc. and its subsidiaries (the "Company"), as well as independent contractors providing consulting or advisory services to the Company, by providing them opportunities to acquire shares of Common Stock of the Company ("Common Stock") or to receive monetary payments based on the value of such shares pursuant to the Benefits described herein.

     2. Administration. The Plan will be administered by the Incentive Stock Committee (the "Committee") appointed by the Board of Directors of the Company from among its member which shall be comprised of not less than two non-employee members of the Board provided, however, that as long as the Common Stock of the Company is registered under the Securities Exchange Act of 1934, members of the Committee must qualify as non-employee Directors within the meaning of Securities and Exchange Commission Regulation sec. 240.16b-3(b)(3). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. The Committee is authorized, subject to the provisions of the Plan, from time to time to delegate to the President and Chief Executive Officer of the Company the authority to grant stock options to present or future key employees of the Company who are not subject to Section 16 of the Securities Exchange Act of 1934, such options to be in such amounts and on such terms, consistent with the terms of the Plan, as the President and Chief Executive Officer shall determine.

     3. Participants. Participants will consist of such key employees (including officers) and non-employee directors of the Company, and independent contractors providing consulting or advisory services to the Company, as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated to receive the same type or amount of Benefit as granted to the participant in any year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

     4. Types of Benefits. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, and (c) Stock Awards, all as described below (collectively "Benefits").

     5. Shares Reserved under the Plan. There is hereby reserved for issuance under the Plan an aggregate of 1,482,500 shares of Common Stock, which may be authorized but unissued or treasury shares, including shares of Common Stock subject to options originally outstanding under the Company's Employee's 1986 Stock Option Plan, as amended, (the "1986 Plan"). Any shares subject to Stock Options or Stock Appreciation Rights or issued under such options or rights or as Stock Awards under the 1986 Plan or this Plan may thereafter be subject to new options, rights or awards under this Plan if there is a lapse, expiration or termination of any such options or rights prior to issuance of the shares or the payment of the equivalent or if shares are issued under such options or rights or as such awards, and thereafter are reacquired by the Company without consideration pursuant to rights reserved by the Company upon issuance thereof or otherwise. No participant hereunder may receive in any calendar year Stock Options and Stock Appreciation Rights for more than 250,000 shares of Common Stock hereunder.

     6. Stock Options. Stock Options will consist of awards from the Company, in the form of agreements, which will enable the holder to purchase a specific number of shares of Common Stock, at set terms and at a fixed purchase price. Stock Options may be "incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code ("Incentive Stock Options") or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

          (a) Option-Price. Stock Options granted hereunder shall have such per-share option price as the Committee may determine at the date of grant provided, however, that the per-share option price for Stock Options shall not be less than 100% of the Fair Market Value of the Common Stock on the date the option is granted.

          (b) Payment of Option Price. The option purchase price may be paid by check or, in the discretion of the Committee, by the delivery of shares of Common Stock of the Company then owned by the participant. In the discretion of the Committee, payment may also be made by any other means (including cashless exercise as permitted under Federal Reserve Board Regulation T) consistent with the Plan's purpose and applicable law. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

          (c) Exercise Period. Stock Options granted under the Plan shall be exercisable not later than ten years after the date they are granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option at the date of grant. The Committee may provide, either at the time of grant or subsequently, that a Stock Option include the right to acquire a replacement Stock Option upon exercise of the original Stock Option (in whole or in part) prior to termination of employment of the participant and through payment of the exercise price in shares of Common Stock. The terms and conditions of a replacement option shall be determined by the Committee in its sole discretion.

          (d) Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are employees of the Company at the date of grant. The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive stock options are exercisable for the first time by a participant during any calendar year (under all options plans of the Company) shall not exceed $100,000. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option.

          (e) Automatic Grants to Non-Employee Directors. Each non-employee director of the Company who first becomes a member of the Board on or after May 1, 1996 shall, subject to the number of shares remaining available under this Plan, automatically receive, on the date he or she first becomes a director of the Company, a Nonqualified Stock Option to purchase 15,000 shares of Common Stock, at an exercise price per share equal to 100% of the Fair Market Value of the Common Stock on the date of receipt of such option. For purposes of this Plan, a non-employee director is any person who is a member of the Board of the Company and who is not an employee of or an independent contractor providing consulting or advisory services to the Company.

     7. Stock Appreciation Rights. The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of and without relation to options. Each Stock Appreciation Right shall be subject to such terms and conditions consistent with the Plan as the Committee shall impose from time to time, including the following:

          (a) A Stock Appreciation Right relating to a Stock Option may be made part of such option at the time of its grant or at any time thereafter up to six months prior to its expiration.

          (b) Each Stock Appreciation Right will entitle the holder to elect to receive the appreciation in the Fair Market Value of the shares subject thereto up to the date the right is exercised. In the case of a right issued in relation to a Stock Option, such appreciation shall be measured from not less than the option price and in the case of a right issued independently of any Stock Option, such appreciation shall be measured from not less than the Fair Market Value of the Common Stock on the date the right is granted. Payment of such appreciation shall be made in cash or in Common Stock, or a combination thereof, as set forth in the award, but no Stock Appreciation Right shall entitle the holder to receive, upon exercise thereof, more than the number of shares of Common Stock (or cash of equal value) with respect to which the right is granted.

          (c) Each Stock Appreciation Right will be exercisable at the times and to the extent set forth therein, but no Stock Appreciation Right may be exercisable earlier than six months after the date it was granted or later than the earlier of (i) the remaining term of the related option, if any, or (ii) ten years after it was granted. Exercise of a Stock Appreciation Right shall reduce the number of shares issuable under the Plan (and the related option, if any) by the number of shares with respect to which the right is exercised.

     8. Stock Awards. Stock Awards will consist of Common Stock transferred to participants for such consideration as the Committee shall determine (or for no consideration) as additional compensation for services to the Company. Stock Awards shall be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, and rights of the Company to reacquire such shares upon termination of the participant's employment within specified periods and/or if performance goals established by the Committee are not achieved.

     9. Adjustment Provisions.

          (a) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan and the number of shares covered by each outstanding Benefit shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Benefit shall not be changed. The Committee may also provide for the continuation of Benefits or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation or similar occurrence.

          (b) Notwithstanding any other provision of this Plan, and without affecting the number of shares otherwise reserved or available hereunder, the Committee may authorize the issuance or assumption of Benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

          (c) In the case of any merger, consolidation or combination of the Company with or into another corporation, other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"):

             (i) any participant to whom a Stock Option has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitation applicable to such option) thereafter and during the term of such option, to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon such Acquisition by a holder of the number of shares of

        Common Stock which might have been obtained upon exercise of such option or portion thereof, as the case may be, immediately prior to such Acquisition; and

             (ii) any participant to whom a Stock Appreciation Right has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitation applicable to such right) thereafter and during the term of such right to receive upon exercise thereof the difference between the aggregate Fair Market Value of the Acquisition Consideration receivable upon such Acquisition by a holder of the number of shares of Common Stock which might have been obtained upon exercise of the Stock Option related thereto or any portion thereof, as the case may be, immediately prior to such Acquisition and the aggregate option price of the related option, or the aggregate Fair Market Value on the date of grant of the right, whichever is applicable.

          The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one share of Common Stock of the Company upon consummation of an Acquisition.

          (d) If there is a change in control of the Company, then all current Stock Options shall vest and become exercisable by participants in accordance with their terms. For such purpose, a "change in control of the Company" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 ("Exchange Act"); provided however, that without limitation, such a change in control shall be deemed to have occurred if: (i) any "person" (as such term is used in Section 13(d) and 14(d) (2) of the Exchange Act) other than an Employee or any other person currently the beneficial owner of 10% or more of the outstanding common stock of the Company, becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company cease for any reason to constitute at least a majority thereof (unless the election of each director, who was not a director at the beginning of the period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period); or (iii) approval by the stockholders of the Company of (A) a complete liquidation of the Company; (B) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any "person;" or (C) a merger, consolidation or reorganization involving the Company, unless (1) the stockholders of the Company immediately before such merger, consolidation or reorganization own, directly or indirectly immediately following such merger, consolidation or reorganization, at least two-thirds of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization or its parent company (the "Surviving Corporation") in substantially the same proportion as their ownership of the voting shares immediately before such merger, consolidation or reorganization; or (2) the individuals who were members of the Board immediately prior to the execution of the agreement for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation.

     10. Nontransferability. Each Benefit granted under the Plan to a participant shall not be transferable by him otherwise than by law or by will or the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him. In the event of the death of a participant while the participant is rendering services to the Company, each Benefit theretofore granted to him shall be exercisable during such period after his death as the Committee shall in its discretion set forth in such Benefit at the date of grant (but not beyond the stated duration of the Benefit) and then only:

          (a) By the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Benefit shall pass by will or the laws of descent and distribution; and

          (b) To the extent that the deceased participant was entitled to do so at the date of his death.

     Notwithstanding the foregoing, at the discretion of the Committee, a Benefit may permit the transfer of the Benefit by the participant solely to members of the participant's immediate family or trusts or family partnerships for the benefit of such persons subject to such terms and conditions as may be established by the Committee.

     11. Other Provisions. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including without limitation, provisions for the installment purchase of Common Stock under Stock Options, provisions for the installment exercise of Stock Appreciation Rights, provisions to assist the participant in financing the acquisition of Common Stock, provisions for the forfeiture of, or restrictions on resale or other disposition of Shares acquired under any form of Benefit, provisions for the acceleration of exercisability of Benefits in the event of a change of control of the Company, provisions for the payment of the value of Benefits to participants in the event of a change of control of the Company, provisions for the forfeiture of, or provisions to comply with Federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan.

     12. Fair Market Value. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value of Common Stock shall be the mean between the highest and lowest sale prices for the Company's Common Stock as reported in The Wall Street Journal under the heading "NASDAQ National Market" (or equivalent recognized source of quotations) on the date of calculation (or on the next preceding trading date if Common Stock was not traded on the date of calculation), provided, however, that if the Company's Common Stock is not at any time listed for trading on the NASDAQ National Market System, Fair Market Value mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company.

     13. Withholdings. All payments or distributions made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. The Committee may, in its discretion and subject to such rules as it may adopt, permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with (a) the exercise of a Nonqualified Stock Option or Stock Appreciation Right or (b) the receipt of Stock Awards, by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount to be withheld.

     14. Tenure. A participant's right, if any, to continue to serve the Company as an officer, employee, director, independent contractor, or otherwise, shall not be enlarged or otherwise affected by his designation as a participant under the Plan.

     15. Duration. Amendment and Termination. No Benefit shall be granted after March 1, 2006; provided, however, that the terms and conditions applicable to any Benefit granted prior to such date may at any time before such date or thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant hereunder, under this Plan or under any other present or future plan of the Company, Benefits may be granted to such participant in substitution and exchange for, and in cancellation of, any Benefits previously granted such participant under this Plan, or any Benefit previously granted to him under the 1986 Plan or any other present or future plan of the Company. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time provided, however, that Paragraph 6(e) of this Plan may not be amended more frequently than once every six months. However, no action authorized by this paragraph shall reduce the amount of any existing Benefit or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) materially increase the total number of shares which may be issued under the Plan; (ii) materially increase the amount or type of Benefits that may be granted under the Plan; (iii) materially modify the requirements as to eligibility for Benefits under the Plan; (iv) result in any member of the Committee losing his or her status as a non-employee Director under Securities and Exchange

Commission Regulation sec. 240.16b-3(b)(3); or (v) result in the Plan losing its status as a protected plan under Securities and Exchange Commission Rule 16b-3.

     16. Stockholder Approval. The Plan was adopted by the Board of Directors of the Company on March 19, 1996. The Plan and any Benefits granted thereunder shall be null and void (to the extent the Plan and such Benefits incorporate provisions and/or utilize shares of Common Stock not provided for in, or available under, the Plan prior to such adoption by the Board of Directors) if stockholders approval is not obtained within twelve (12) months of the adoption of the Plan by the Board of Directors.

                                                                      APPENDIX A

                           AMERICA SERVICE GROUP INC.
                                     PROXY
               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS ON MAY 19, 1998


     The undersigned hereby appoints SCOTT L. MERCY and MICHAEL CATALANO and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of stock of America Service Group Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Tuesday, May 19, 1998, at 10:00 a.m., Central Daylight Time, at the NationsBank Plaza, 414 Union Street, 3rd Floor, Nashville, Tennessee 37219, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.


                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)


--------------------------------------------------------------------------------
                             -FOLD AND DETACH HERE-



THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS
INDICATED, THE PROXY WILL BE VOTED FOR THE PROPOSALS.
                                                        Please mark
                                                        your votes as   [X]
                                                        indicated in
                                                        this example

1.  To elect six (6) directors:              Thomas F. Bogan, Jack O. Bovender, Jr.,      2.  To ratify the appointment of Ernst
    For all nominees        WITHHOLD         William D. Eberle, John W. Gildea,               & Young LLP as independent auditors
   listed to the right     AUTHORITY         Carol R. Goldberg and Scott L. Mercy             for 1997.
    (except as marked   to vote for all
     to the contrary)   nominees listed     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE      FOR           AGAINST        ABSTAIN
                         to the right        FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE       [   ]           [   ]          [   ]
          [  ]               [  ]            THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

3.  To approve an amendment to the Company's Amended Incentive Stock Plan   4.  In the discretion of the proxies, on any other
    which modifies the Company's existing plan to increase the shares           matter that may properly come before the meeting
    issuable pursuant to the Plan (the "Plan") to 1,482,500 shares.             or any adjournment thereof.

         FOR           AGAINST        ABSTAIN                               Date:                           , 1998
        [   ]           [   ]          [   ]                                     ----------------------------

                                                                            -------------------------------------

                                                                            -------------------------------------

                                                                            -------------------------------------

                                                                            Please sign exactly as your name appears hereon. Where
                                                                            more than one owner is shown above, each should sign.
                                                                            When signing in a fiduciary or representative capacity,
                                                                            please give full title.  If this proxy is submitted by a
                                                                            corporation; it should be executed in the full corporate
                                                                            name by a duly authorized officer. If a partnership,
                                                                            please sign in partnership name by authorized person.

                                                                            PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT
                                                                            PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU
                                                                            PLAN TO ATTEND THE ANNUAL MEETING.  IF YOU ATTEND THE
                                                                            MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF
                                                                            YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.
--------------------------------------------------------------------------------------------------------------------------------

                             -FOLD AND DETACH HERE-